TIAA-CREF FUNDS

SUPPLEMENT NO. 1
dated November 16, 2018
to the Statement of Additional Information (“SAI”)
dated August 1, 2018 and March 1, 2018,
as supplemented through November 15, 2018

Portfolio management changes

The portfolio management teams of the TIAA-CREF Mid-Cap Value Fund and TIAA-CREF Large-Cap Value Fund (the “Funds”) have changed. Accordingly, effective immediately, the following hereby replaces in their entirety the entries for the Funds in the first chart currently appearing under the sub-section entitled “Additional information regarding portfolio managers” of the section entitled “Information about the Funds’ portfolio management” beginning on page 78 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Large-Cap Value Fund
Charles J. Carr, CFA*	0	0	0	$0	$0	$0	$0
Richard Cutler*	2	0	0	$4,589	$0	$0	Over $1,000,000
Mid-Cap Value Fund
Richard Cutler*	2	0	0	$7,083	$0	$0	$100,001–$500,000

* This information is as of September 30, 2018.

A40418 (11/18)